FUNDAMENTAL FIXED INCOME FUND
                      U.S. GOVERNMENT STRATEGIC INCOME FUND

Dear Fellow Shareholder:

The Net Asset Value of the U.S. Government Strategic Income Fund ended 1996 at $1.43 per share, down modestly from the year end 1995 net asset value of $1.49 per share. However, a widening spread between short and long term interest rates enabled the Fund to maintain a high yield. And for the full year its 5.02% total return placed it in the top 3% of all government bond funds as measured by Morningstar Inc.

1996 was a see-saw year for the bond market. Bond prices were at a peak and interest rates were at a low early in the year, amidst high hopes for a balanced budget agreement between the Clinton Administration and Congress. Additionally, the Federal Reserve lowered interest rates in January. However, as the election season progressed, a budget agreement became elusive. And no sooner had the Federal Reserve lowered interest rates than economic activity seemed to rebound, sending shudders through the bond market.

Bond prices fell sharply and interest rates rose into early summer, as fears of an actual move toward credit restraint by the Federal Reserve began to emerge. But inflation remained subdued through the period. With economic growth moderating during the year's second half, bond prices recovered and yields fell. Nevertheless, the rise in prices and consequent decline in yields did not match the levels registered early in the year.

Toward year end renewed fears of credit restraint gripped the bond market after Federal Reserve Chairman Greenspan warned that irrational exuberance may be gripping financial markets. In our view, if indeed such euphoria was infecting financial markets, it was concentrated in the equity area. After all, while bond prices wobbled during 1996, the equity market posted a 26% rise as measured by the Dow Jones Industrial Average.

Because short term interest rates were steady for most of the year while long term interest rates rose, the Fund's leverage was beneficial and its yield was higher than it otherwise would have been. Similarly, we were able to quickly adjust the Fund's duration in line with changing market conditions through our use of futures and options hedging strategies.

Heading into 1997 we expect continued moderate economic growth and low inflation. Credit restraint by the Federal Reserve would not materialize in our view, and a realization of a balanced budget agreement should help reduce the entire structure of interest rates, thus raising bond prices. By most measures equity values are high relative to fixed income security prices, so moderate growth, low inflation, and a balanced budget deal should favorably affect the fixed income market in 1997. We thank you for your continued support, and we look forward to servicing you in the future.

Sincerely,


Dr. Vincent J. Malanga
President

                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

$13,078
Lehman Brothers
1-3 Year Government
Bond Index*

$11,421
Consumer
Price Index

$10,549
Fundamental U.S.
Government
Strategic Income
Fund

13.5
13.0
12.5
12.0
11.5
11.0
10.5
10.0
 9.5
 9.0
 8.5
 8.0
 7.5
 7.0
 6.5
 6.0
 5.5
 5.0
 4.5
 4.0
 3.5
 3.0
 2.5
 2.0
 1.5
 1.0
 0.5
   0

--------------------------------------------------------------------------------
                                 The Fundamental
                                 U.S. Government
                              Strategic Income Fund
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                Ended on 12/31/96
--------------------------------------------------------------------------------
                                      Since Inception
                         1 Year         (2/18/92)
--------------------------------------------------------------------------------
                          5.02%           1.11%
--------------------------------------------------------------------------------

                                  Thousands ($)

2/18/92       12/31/92      12/31/93       12/31/94       12/31/95      12/31/96

Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in The Fundamental U.S. Government Strategic Income Fund on 2/18/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 1-3 Year Government Bond Index on that date. For comparative purposes the value of the Index on 2/24/92 is used as the beginning value on 2/18/92. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in U.S. Government securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark for the short-term, U.S. Government bond market calculated by using bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

*Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND


(left column)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value (cost
    $17,893,185) (Notes 5 and 6) .................                  $19,826,580
  Receivables:
    Interest .....................................                       96,664
    Variation margin .............................                      177,228
                                                                    -----------
        Total assets .............................                   20,100,472
                                                                    -----------
LIABILITIES
  Notes payable ..................................                      257,247
  Options written at value (premiums
    received $53,488) (Note 5) ...................                       45,000
  Securities sold subject to repurchase
    (Note 6) .....................................                    6,361,988
  Payables:
    Bank overdraft payable .......................                       17,941
    Dividends declared ...........................                       77,440
    Accrued expenses .............................                      116,489
                                                                    -----------
        Total liabilities ........................                    6,876,105
                                                                    -----------
NET ASSETS consisting of:
  Accumulated net realized loss ..................  $(17,904,575)
  Unrealized appreciation of securities ..........     1,933,395
  Unrealized appreciation of options
    written ......................................         8,488
  Unrealized appreciation of open future
    contracts ....................................       236,456
  Paid-in-capital applicable to 9,257,028
    shares of beneficial interest ................    28,950,603
                                                    ------------
                                                                    $13,224,367
                                                                    ===========
NET ASSET VALUE PER SHARE ........................                        $1.43
                                                                          =====

(right column)

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income, net of $346,342 of
    interest expense ............................                   $ 1,746,175

EXPENSES (Notes 2, 3 and 6)
  Investment advisory fees ......................  $   104,470
  Custodian and accounting fees .................       40,662
  Transfer agent fees ...........................       58,766
  Professional fees .............................      490,685
  Trustees' fees ................................        6,000
  Printing and postage ..........................       13,117
  Interest on bank borrowing ....................       17,199
  Distribution expenses .........................       34,823
  Other .........................................        7,964
  Fees waived ...................................     (281,959)
                                                   -----------
        Total expenses ..........................                       491,727
                                                                    -----------
        Net investment income ...................                     1,254,448
                                                                    -----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain on:
  Investments ...................................      362,107
  Future and options on futures .................       71,066           433,173
                                                   -----------
  Change in unrealized appreciation
    (depreciation) of investments,
    options and futures contracts
    for the period:
      Investments ...............................   (1,529,967)
      Open option contracts written .............       39,523
      Open futures contracts ....................      420,227       (1,070,217)
                                                   -----------      -----------
Net loss on investments .........................                      (637,044)
                                                                    -----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                   $   617,404
                                                                    ===========

(bottom column)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                Year Ended       Year Ended
                                                                                                 December         December
                                                                                                 31, 1996         31, 1995
                                                                                                 --------         --------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ...................................................................... $  1,254,448      $   962,726
  Net realized gain (loss) on investments ....................................................      433,173      (14,388,126)
  Unrealized appreciation (depreciation) on investments, options and futures contracts .......   (1,070,217)      15,662,974
                                                                                               ------------      -----------
        Net increase in net assets from operations ...........................................      617,404        2,237,574

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..........................................................................   (1,254,448)        (962,726)
CAPITAL SHARE TRANSACTIONS (Note 4) ..........................................................   (1,332,818)      (5,170,959)
                                                                                               ------------      -----------
        Total decrease .......................................................................   (1,969,862)      (3,896,111)

NET ASSETS
  Beginning of  year .........................................................................   15,194,229       19,090,340
                                                                                               ------------      -----------
  End of  year ............................................................................... $ 13,224,367     $ 15,194,229
                                                                                               ============     ============

                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1996
--------------------------------------------------------------------------------
   INCREASE (DECREASE) IN CASH
   CASH FLOWS FROM OPERATING ACTIVITIES
      Net increase in net assets from operations ................... $  617,404
   Adjustments to reconcile net increase in net assets from
     operations to  net cash provided by operating activities:
       Purchase of investment securities ........................... (2,620,894)
       Proceeds on sale of securities ..............................  4,699,842
       Premiums received for options written .......................    761,447
       Premiums paid to close options written ...................... (1,105,799)
       Decrease in interest receivable .............................     14,325
       Increase in variation margin receivable .....................   (203,709)
       Increase in accrued expenses ................................     17,224
       Net accretion of discount on securities .....................   (245,251)
       Net realized (gain) loss:
         Investments ...............................................   (362,107)
         Options written ...........................................    335,515
       Unrealized depreciation on securities and options
         written for the period ....................................  1,490,444
                                                                    -----------
         Total adjustments .........................................  2,781,037
                                                                    -----------
         Net cash provided by operating activities .................  3,398,441
                                                                    -----------
   CASH FLOWS FROM FINANCING ACTIVITIES:*
     Net repayments on sale of securities sold subject
       to repurchase ............................................... (1,069,057)
     Net borrowings of note payable ................................    212,188
     Proceeds on shares sold .......................................  1,721,466
     Payment on shares repurchased ................................. (3,923,134)
     Cash dividends paid ...........................................   (339,904)
                                                                    -----------
     Net cash provided by financing activities ..................... (3,398,441)
                                                                    -----------
     Net increase in cash ..........................................          0
     CASH AT BEGINNING OF YEAR .....................................          0
                                                                    -----------
     CASH AT END OF  YEAR ..........................................$         0
                                                                    ===========
     *Non-cash financing activities not included herein consist of reinvestment of dividends of $860,888.

      Cash payments for interest  expense totaled $368,807 for the period.


STATEMENT OF OPTIONS WRITTEN
December 31, 1996
--------------------------------------------------------------------------------
 Number of                                           Expiration
Contracts++        Options Written                     Month             Value
-----------        ---------------                   ----------          -----
   40       U.S. Treasury Bonds, Call @ $114 .....   March 1997        $45,000
                                                                       -------
                                                                       $45,000
                                                                       =======

++Each contract represents $100,000 face value of U.S. Treasury Bond Futures.




                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS
December 31, 1996
--------------------------------------------------------------------------------
       Principal          Interest             Maturity
        Amount              Rate@                Date               Value
        ------             ------               ------              -----
United States Treasury Securities-43.39%
  United States Treasury Bonds
       85,000*            0.00% ZCS            11/15/03        $    54,892
    4,300,000*            0.00% PS             11/15/06          2,278,720
    5,000,000             9.00%                11/15/18          6,268,755
                                                               -----------
                (Cost $7,749,456)                                8,602,367
                                                               -----------

United States Agency Backed Securities-56.61%
  Federal Home Loan Mortgage Corporation
      843,718+            9.25%                08/15/23            893,936
      267,228+            6.50% Z-bond         12/15/23            220,971
      588,235x           20.40% TTIB           09/15/26            579,258
      249,010            14.80% IFRN           05/25/24            273,530
      750,000            13.59% IFRN           05/15/24            804,157

  FNMA-Federal National Mortgage Assoc.
    3,671,204+x          15.33% TTIB           03/25/23          3,895,037
      490,760x           14.49% TTIB           05/25/23            516,245
    1,519,480+x          13.50% TTIB           11/25/23          1,360,831
      980,392x           13.26% TTIB           11/25/23            912,588
      356,450+x          15.50% TTIB           03/25/23            376,929

  REFCO-Resolution Funding Corporation
      600,000             0.00% ZCS            07/15/10            241,225

  Department of Navy, FNMA Guaranteed
      100,000+            0.00% ZCS            04/01/09             42,208
                                                               -----------
                Cost $9,311,440)                                10,116,915
                                                               -----------
  FICO-Financing Corporation (U.S. Government Agency) ZCS

      100,000*                                 11/02/12             33,042
      100,000*                                 05/02/14             29,546
      125,000                                  05/02/15             34,250
      148,000*                                 05/11/12             50,698
      119,000*                                 11/11/14             33,827
      281,000*                                 05/30/14             82,551
      261,000*                                 11/30/15             68,511
      164,000*                                 11/30/16             39,956
      167,000*                                 08/08/17             38,669
      100,000*                                 08/03/18             21,540
      182,000*                                 06/06/15             49,523
      109,000+                                 12/06/17             24,658

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS
December 31, 1996
--------------------------------------------------------------------------------
       Principal          Interest             Maturity
        Amount              Rate@                Date               Value
        ------             ------               ------              -----
  FICO-Financing Corporation (U.S. Government Agency) ZCS (continued)
      137,000*                                  08/03/15       $    36,856
      208,000                                   02/03/16            53,916
      138,000*                                  02/03/11            52,017
      205,000+86*                               04/06/17            48,722
      259,000*                                  10/05/15            68,785
      100,000+                                  10/05/17            22,898
      217,000+                                  04/05/18            47,899
      375,000*                                  04/05/19            76,931
      240,000*                                  10/06/17            56,506
      100,000+                                  02/08/17            24,034
      200,000*                                  04/06/17            47,534
      100,000+                                  02/03/12            34,961
      118,000*                                  08/03/16            29,468
                                                               -----------
                (Cost $832,289)                                  1,107,298
                                                               -----------
                    Total investments (Cost $17,893,185)(D)    $19,826,580
                                                               ===========

  +Collateral  or  partial collateral  for securities sold subject to repurchase
   (Note 6)
  *Segregated,  in  whole  or  part,  as  initial  margin  for futures contracts
   (Note 5)
(D)Cost is the same for Federal income tax purposes xThe Fund owns 100% of the security or tranche. See Note 5 to the financial statements.

(degree)Legend-IFRN: Inverse Floating  Rate Notes are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1996.

               TTIB: Two-Tiered  Index Floating Rate Bonds are instruments  with two coupon levels. The "first tier" coupon is at a fixed rate, effective as long as the underlying index is at or below the strike level. At the strike level, the "second tier" coupon resets the bond to an inverse floating rate note. See discussion above. Coupons shown are at December 31, 1996.

               ZCS: Zero Coupon Securities are instruments whose interest and principal are paid at maturity.

            Z Bond: A Z Bond is an instrument whose monthly interest coupon is paid at a fixed rate in additional principal. Principal is paid at maturity.

                PS: Principal Stripped Bonds are instruments whose principle and coupon have been separated and sold separately.



                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1996
--------------------------------------------------------------------------------


1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the U.S. Government Strategic Income Fund (the Series). The objective of the Series is to provide high current income with minimum risk of principal and relative stability of net asset value. The Series seeks to achieve its objective by investing primarily in U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereunder collectively referred to as "Government Securities"). The Series also uses leverage in seeking to achieve its investment objective. Each series is considered a separate entity for financial reporting and tax purposes.

        Valuation of Securities-The Series portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe reflect fair value.

        Futures Contracts-Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

        Repurchase Agreements-The Series may invest in repurchase agreements, which are agreements pursuant to which securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Series may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1996
--------------------------------------------------------------------------------

     unrelated to the coupon rate or date of maturity of the purchased security. The Series' repurchase agreements will at all times be fully collateralized in an amount equal to the purchase price including accrued interest earned on the underlying security.

        Reverse Repurchase Agreements-The Series may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the Investment Company Act of 1940 reverse repurchase agreements are generally regarded as a form of borrowing. At the time the Series enters into a reverse repurchase agreement it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price including accrued interest.

        Federal Income Taxes-It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

        Distributions-The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

        General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Discounts and premiums are amortized over the life of the respective securities. Premiums are charged against interest income and discounts are accreted to interest income.

        Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    The Series has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement the Manager serves as investment adviser to the Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In compensation for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to .75% of the Series' average daily net assets up to $500 million, .725% on the next $500 million, and .70% per annum on assets over $1 billion. The Manager is required to reimburse the Series for its

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1996
--------------------------------------------------------------------------------


expenses (excluding interest, taxes, brokerage fees and extraordinary expenses) to the extent that such expense, including the management fees, exceed the limits on investment company expenses prescribed in any state in which the Series' shares are qualified for sale. The manager voluntarily waived fees and reimbursed expenses of $247,136 for the year ended December 31, 1996.

    The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series pays to Fundamental Service Corporation (FSC), an affiliate of the Manager, a fee which is accrued daily and paid monthly at an annual rate of 0.25% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1996 is set forth in the statement of operations. FSC has waived fees in the amount of $34,823.

    The Series compensates Fundamental Shareholders Services, Inc. (FSSI), an affiliate of the Manager, for services it provides under a Transfer Agent and Service Agreement. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1996 is set forth in the Statement of Operations.

    The Series effects a significant portion of its futures and options transactions through LAS Investments, Inc. (LAS), an affiliated broker-dealer. Commissions paid to LAS amounted to approximately $1,535 for the year ended December 31, 1996.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1996 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid-in amounted to $28,950,603. Transactions in shares of beneficial interest were as follows:

                                    Year Ended                 Year Ended
                                December 31, 1996           December 31, 1995
                               -------------------         -------------------
                               Shares        Amount       Shares        Amount
                               ------        ------       ------        ------
Shares sold                   1,209,491   $1,721,466     1,300,415   $1,819,736
Shares issued on
  reinvestment of dividends     605,897      860,888       554,101      779,070
Shares redeemed              (2,749,791)  (3,915,172)   (5,559,992)  (7,769,765)
                             ----------   ----------    ----------   ----------
Net decrease                   (934,403) ($1,332,818)   (3,705,476) ($5,170,959)
                             ==========   ==========    ==========   ==========

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1996
--------------------------------------------------------------------------------

5. Complex Services, Off Balance Sheet Risks and Investment Transactions

    Two-Tiered Index Floating Rate Bonds (TTIB):

    The Fund invests in Two-Tiered Index Floating Rate Bonds. The term two-tiered refers to the two coupon levels that the TTIB's coupon can reset to. The "first tier" is the TTIB's fixed rate coupon, effective as long as the underlying index is at or below the strike level. Above the stike, the TTIB coupon resets to a formula similar to an inverse floating rate note. See discussion of inverse floating rate notes below. Changes in interest rate on the underlying security or index affect the rate paid on the TTIB, and the TTIB's price will be more volatile than that of a fixed-rate bond.

    Additionally the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active market in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $7,640,000 (or 58% of net assets) as of December 31, 1996.

    Inverse Floating Rate Notes (IFRN):

    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

    Futures Contracts and Options on Futures Contracts:

    The Fund invests in futures contracts consisting primarily of US Treasury Bond Futures. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which through their clearing corporations, guarantee performance of the contracts. In addition the fund invests in options on US Treasury Bond Futures which gives the holder a right to buy or sell futures contracts in the future. Unlike a futures contract which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide before a future date whether to enter into such a futures contract. Both types of contracts are marked to market daily and changes in valuation will affect the net asset value of the Fund.

    The Fund's principal objective in holding or issuing derivative financial instruments is as a hedge against interest-rate fluctuations in its municipal bond portfolio, and to enhance its total return. The Fund's principal objective is to maximize the level of interest income while maintaining acceptable levels of interest-rate and liquidity risk. To achieve this objective, the Fund uses a combination of derivative financial instruments principally

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1996
--------------------------------------------------------------------------------

consisting of US Treasury Bond Futures and Options on US Treasury Bond Futures. Typically the Fund sells treasury bond futures contracts or writes treasury bond option contracts. These activities create off balance sheet risk since the Fund may be unable to enter into an offsetting position and under the terms of the contract deliver the security at a specified time at a specified price. The cost to the Fund of acquiring the security to deliver may be in excess of recorded amounts and result in a loss to the Fund. For the year ended December 31, 1996, the Fund had daily average notional amounts outstanding of approximately $15,943,000 and $9,110,000 of short positions on US Treasury Bond Futures and Options Written on US Treasury Bond Futures respectively. Realized gains and losses from these transactions are stated separately in the Statement of Operations.

    The Fund had the following open futures contracts at December 31, 1996.

                          Principal                    Expiration    Unrealized
         Type              Amount       Position          Month         Gain
         ----             ---------     --------       ----------    ----------
U.S. Treasury Bond .... $13,500,000      Short            3/97        $236,456

    Portfolio securities with an aggregate value of approximately $1,836,419 have been segregated as initial margin as of December 31, 1996.

    In addition, the following table summarizes option contracts written by the Series for the year ended December 31, 1996:

                                  Number of    Premiums               Realized
                                  Contracts    Received     Cost        Loss
                                  ---------    --------     ----       ------
Contracts outstanding
  December 31, 1995                  75         $62,325
Options written                     810         761,447
Contracts closed or expired        (845)       (770,284) $1,105,799  ($335,515)
                                   -----       --------
Contracts outstanding
  December 31, 1996                  40        $ 53,488
                                   =====       ========

    Other Investment Transactions

    For the year ended December 31, 1996, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,620,894 and $3,726,943, respectively.

    As of December 31, 1996, net unrealized appreciation of portfolio securities amounted to $1,933,395 comprised entirely of unrealized appreciation. Net unrealized depreciation of options written amounted to $8,488 composed of unrealized appreciation of $9,869 and unrealized depreciation of $1,381.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1996
--------------------------------------------------------------------------------

    The Fund has capital loss carryforwards to offset future capital gains as follows:
                       Amount       Expiration
                       ------       ----------
                    $14,801,000     12/31/2002
                        637,000     12/31/2004
                    -----------
                    $15,438,000
                    ===========

6. Borrowing

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities to the extent of the amounts borrowed. Borrowings under this agreement bear interest linked to the bank's prime rate.

    The Series  enters into  reverse  repurchase  agreements  collateralized  by portfolio securities equal in value to the repurchase price. Portfolio securities with an aggregate value of approximately $6,968,000 have been segregated as collateral for securities sold subject to repurchase as of December 31, 1996.

    The maximum month-end and the average amount of borrowing outstanding under these arrangements during the year ended December 31, 1996 were approximately $7,459,000 and $6,577,000.

7. Regulatory Matters

    Management and the Fund's Trustees are cooperating in an investigation being conducted by the Securities and Exchange Commission ("Commission") concerning the Fund, the Fund's Trustees, the Manager and certain associated persons and affiliated entities of the Manager. Among other things, the investigation concerns the sufficiency of disclosures set forth in the Fund's prior advertising and prospectus, the consistency of the Fund's practices with those disclosures, the Fund's investment in inverse floating rate notes between 1993 and 1994, the method by which the Fund's portfolio securities were valued, the calculation of the Fund's duration, and the Manager's designation of brokerage commissions or fees on portfolio transactions effected on behalf of the Fund and its affiliates in consideration of the receipt of research services. The
Commission's staff indicated an intention to recommend to the Commission the commencement of certain proceedings (but not against the Fund). All parties intend to vigorously contest any charges if the Commission authorizes any proceedings.

    In addition, the National Association of Securities Dealers, Inc. ("NASD") is conducting an investigation concerning alleged violations of the NASD Rules of Conduct by the Fund's Distributor and certain associated persons. Among other things, the investigation concerns representations made in certain advertising materials and sales literature for the Fund at various times between 1992 and 1994.The NASD's staff indicated an intention to recommend the commencement of certain proceedings (but not against the Fund). All parties intend to vigorously contest any charges if the NASD authorizes any proceedings.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1996
--------------------------------------------------------------------------------
8. Selected Financial Information

                                               Year        Year        Year        Year       February 18,
                                              Ended       Ended        Ended       Ended        1992* to
                                          December 31, December 31, December 31, December 31, December 31,
                                               1996       1995         1994        1993          1992
                                               ----       ----         ----        ----          ----
Per share operating performance
(for a share outstanding throughout
   the period)
Net asset value, beginning of period .......  $ 1.49       $ 1.37      $ 2.01      $ 2.02       $ 2.00
                                              ------       ------      ------      ------       ------
Income from investment operations
Net investment income ......................    0.13         0.08        0.14        0.16         0.15
Net realized and unrealized gain/
  (loss) on investments ....................   (0.06)        0.12       (0.64)        -           0.02
                                              ------       ------      ------      ------       ------
       Total from investment operations ....    0.07         0.20       (0.50)       0.16         0.17
                                              ------       ------      ------      ------       ------
Less distributions
Dividends from net investment income .......   (0.13)       (0.08)      (0.14)      (0.16)       (0.15)
Dividends from net realized gains ..........     -            -           -         (0.01)         -
                                              ------       ------      ------      ------       ------
Net asset value, end of period .............  $ 1.43       $ 1.49      $ 1.37      $ 2.01       $ 2.02
                                              ======       ======      ======      ======       ======
Total return ...............................    5.02%       15.43%     (25.57%)      8.14%       10.76%**
Ratios/supplemental data:
Net assets, end of period (000 omitted) ....  13,224       15,194      19,020      63,182       40,500
                                              ------       ------      ------      ------       ------
Ratios to average net assets
Interest expense ...........................    0.12%        0.20%       0.12%       0.05%        0.09%
Operating expenses .........................    3.41%        3.05%       2.16%       1.39%        0.96%
                                              ------       ------      ------      ------       ------
Total expenses+ ............................    3.53%        3.25%       2.28%       1.44%        1.05%**
                                              ======       ======      ======      ======       ======
Net investment income+ .....................    9.01%        5.91%       8.94%       7.85%        8.50%**
Portfolio turnover rate ....................   12.65%      114.36%      60.66%      90.59%      115.39%

Borrowings
Amount outstanding at end of period
  (000 omitted) ............................  $6,610      $ 7,481     $ 9,674     $31,072      $19,666
Average amount of debt outstanding
  during the period (000 omitted) ..........  $6,577      $ 7,790     $16,592     $28,756      $13,779
Average number of shares outstanding
  during the period (000 omitted) ..........   9,764       11,571      21,436      28,922       12,683
Average amount of debt per share
  during the period ........................  $  .67      $   .67     $   .77     $   .99      $  1.09

 *Commencement of operations.

**Annualized

 +These ratios are after expense reimbursement of 2.02%, 1.0% and .13% for the years ended December 31, 1996, 1995 and 1993, respectively, and 1.05% for the period February 18, 1992 to December 31, 1992.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Fundamental U.S. Government Strategic Income Fund

    We have audited the accompanying statement of assets and liabilities including the statement of investments and statement of options written, of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1996 and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the two years then ended and selected financial information for the four years then ended and the period from February 18, 1992 (date of inception) to December 31, 1992. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the Fundamental U.S. Government Strategic Income Fund of Fundamental Fixed-lncome Fund as of December 31, 1996, the results of its operations, changes in its net assets, cash flows, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    As discussed in Note 5 the Fund owns 100% of certain securities as of December 31, 1996.


                                                          S I G N A T U R E

New York, New York
February 21, 1997

                                   FUNDAMENTAL
                                 U.S. GOVERNMENT
                              STRATEGIC INCOME FUND
                              90 Washington Street
                                New York NY 10006
                                 1-800-322-6864

                              Independent Auditors
                             McGladrey & Pullen, LLP
                            New York, New York 10017

                                 Legal Counsel
                            Kramer, Levin, Naftails,
                            Nessen, Kamin & Frankel
                                919 Third Avenue
                            New York, New York 10022

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

(right column)

      Annual Report
   December 31, 1996





      FUNDAMENTAL
logo  U.S. GOVERNMENT
      STRATEGIC INCOME FUND


        logo FUNDAMENTAL
             Fundamental Family of Funds

(left column)

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
--------------------------------------------------------------------------------
ASSETS
  Investment in securities at value
    (cost $5,052,321) .............................................. $5,052,321
  Receivables:
    Interest .......................................................     28,905
                                                                     ----------
        Total assets ...............................................  5,081,226
                                                                     ----------

LIABILITIES
  Payables:
    Bank overdraft payable .........................................    218,168
    Dividends ......................................................    108,593
  Accrued expenses .................................................    133,701
                                                                     ----------
        Total liabilities ..........................................    460,462
                                                                     ----------

NET ASSETS equivalent to $1.00 per share on
  4,629,652 shares of beneficial interest
  outstanding (Note 4) ............................................. $4,620,764
                                                                     ==========


(right column)

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest income ............................                       $1,877,969

EXPENSES (Notes 2 and 3)
  Investment advisory fees ................... $282,772
  Custodian and accounting fees ..............   81,582
  Transfer agent fees ........................   63,391
  Trustees' fees .............................   38,132
  Professional fees ..........................   31,518
  Distribution fees ..........................  282,772
  Postage and printing .......................   14,185
  Other ......................................      382
                                               --------
                                                794,734
  Less: Expenses offset (Note 6) .............  (78,000)
                                               --------
         Total expenses ......................                          716,734
                                                                     ----------

NET INCREASE IN NET ASSETS FROM
  OPERATIONS .................................                       $1,161,235
                                                                     ==========



(bottom column)

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Year Ended      Year Ended
                                                                 December 31,    December 31,
                                                                     1996            1995
                                                                 ------------     -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ........................................ $ 1,161,235      $ 1,078,563
                                                                 -----------      -----------
        Net increase in net assets from operations .............   1,161,235        1,078,563

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ............................................  (1,161,235)      (1,078,563)

CAPITAL SHARE TRANSACTIONS (Note 4) ............................  (6,629,783)       2,246,999
                                                                 -----------      -----------
        Total (decrease) increase ..............................  (6,629,783)       2,246,999

NET ASSETS:
  Beginning of year ............................................  11,250,547        9,003,548
                                                                 -----------      -----------
  End of year .................................................. $ 4,620,764      $11,250,547
                                                                 ===========      ===========

                       See Notes to Financial Statements.

Principal
  Amount                                       Issue(degree)                                               Value
---------                                      -------------                                               -----
$200,000    Alameda County, CA, TRANS, 4.50%, 6/30/97 .................................................  $  200,521
 235,000    Austin, TX, Electric Light & Power, Waterworks & Sewer, ETM, 3.00%, 10/1/97 ...............     233,402
 100,000    Burke County, GA, Development Authority, Georgia Power Company, Vogtle
              Project, VRDN*, 5.00%, 9/1/26 ...........................................................     100,000
  87,000    Clermont County, OH, HFR Mercy Health Care Project, MBIA Insured, VRDN*,
              4.20%,12/1/15 ...........................................................................      87,000
 200,000    Columbia AL, IDB, PCR Alabama Power Company Project, VRDN*, 4.90%,
              10/1/22 .................................................................................     200,000
  80,000    Cuyahoga County, OH, IDR, S & R Playhouse Realty, VRDN*, LOC Wells Fargo
              Bank, 3.75%, 12/1/09 ....................................................................      80,000
 200,000    Delaware County, PA, SWDF, Scott Paper Project, Kimberly-Clark Corp
              Guaranty, VRDN*, 4.05%, 12/1/18 .........................................................     200,000
 200,000    Detroit, Ml, City School District, State School Aid Notes 4.50%, 5/1/97 ...................     200,350
 200,000    District of Columbia, General Recovery Fund, LOC Westduetsche Landesbank,
              VRDN*, 5.10%, 6/1/03 ....................................................................     200,000
 200,000    Fulton County, GA, PCR, General Motors Project, VRDN*, 4.30%, 4/1/10 ......................     200,000
 125,000    Genesee County, NY, IDR, Orson Industries, AMT, LOC Fleet Bank, VRDN*,
              4.25%,12/1/98 ...........................................................................     125,000
 300,000    Illinois Educational Facility Authority, RB, Art Institute of Chicago, Northern Trust
              Liquidity, VRDN*, 4.25%, 3/1/27 .........................................................     300,000
 300,000    Illinois HFAR, Franciscan Sisters Project, LOC Toronto Dominion Bank, VRDN*,
              4.15%, 9/1/15 ...........................................................................     300,000
 200,000    Illinois HFAR, West Suburban Hospital Medical Center, LOC First Chicago Bank,
              VRDN*, 4.20%, 7/1/05 ....................................................................     200,000
 300,000    Los Angeles, CA, Regional Airports Improvement Corp, LOC Societe Generale,
              VRDN*, 4.95%, 12/1/25 ...................................................................     300,000
 200,000    McIntosh, AL, PCR, Ciba Geigy Project, LOC Swiss Bank Corp. VRDN*, 4.15%,
              12/1/03 .................................................................................     200,000
 200,000    Midland County, Ml, Economic Development Corp, Dow Chemical Project, AMT,
              VRDN*, 5.30%, 12/1/23 ...................................................................     200,000
 200,000    Missouri, Third Street Building Project, SPA First Chicago, VRDN*, 4.50%,
              8/1/99 ..................................................................................     200,000
 300,000    Missouri, PCR, Monsanto Project, VRDN*, 4.15%, 2/1/09 .....................................     300,000
 300,000    Montgomery, AL, Baptist Medical Center, Special Care Facilities Financing
              Authority, AMBAC Insured, VRDN*, 4.00%, 12/1/3 ..........................................     300,000
 200,000    Nebraska Higher Education Loan Program, SPA, SLMA, MBIA Insured, VRDN*,
              4.15%, 12/1/15 ..........................................................................     200,000
 200,000    New York City, NY, GO, LOC Chemical Bank, VRDN*, 5.00%, 8/1/23 ............................     200,000

Principal
  Amount                                       Issue(degree)                                               Value
---------                                      -------------                                               -----
$125,000    Scioto County, OH, HFR, VHA Central Capital Project, AMBAC Insured, VRDN*,
              3.90%, 12/1/25 ..........................................................................  $  125,000
200,000     Texas State, TRANS, 4.75%, 8/29/97 ........................................................     201,048
200,000     Wake County, NC, PCR, Carolina Power & Light Project, LOC Sumitomo Bank,
              VRDN*, 4.20%, 10/1/15 ...................................................................     200,000

            Total Investments (Cost $5,052,321)** .....................................................  $5,052,321
                                                                                                         ==========


 *Variable Rate Demand Notes (VRDN) are instruments whose interest rate changes on a specific date and/or whose interest rates vary with changes in a designated base rate.
**Cost is the same for Federal income tax purposes.

Legend
(degree)Issue     AMBAC    American Municipal Bond Assurance Corporation
                  AMT      Alternative Minimum Tax
                  GO       General Obligation
                  ETM      Escrowed to Maturity
                  HFAR     Health Facilities Authority Revenue
                  HFR      Hospital Facilities Revenue
                  IDB      Industrial Development Board
                  IDR      Industrial Development Revenue
                  LOC      Letter of Credit
                  MBIA     Municipal Bond Insurance Assurance Corporation
                  PCR      Pollution Control Revenue
                  RB       Revenue Bond
                  SLMA     Student Loan Marketing Association
                  SPA      Stand By Bond Purchase Agreement
                  SWDF     Solid Waste Disposal Facility
                  TRANS    Tax Revenue Anticipation Notes

                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1996
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund acts as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the U.S. Government Strategic Income Fund. Each series is considered a separate entity for financial reporting and tax purposes. The Fund's investment objective is to provide as high a level of current income exempt from federal income tax as is consistent with the preservaton of capital and liquidity. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

    Valuation of Securities:

      Investments are stated at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to the maturity of the instrument. Amortization of premium is charged to income, and accretion of market discount is credited to unrealized gains. The maturity of investments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment.

    Federal Income Taxes:

      It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

    Distributions:

      The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General:

      Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the Tax-Free Money Market Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1996
--------------------------------------------------------------------------------

the Fund's Board of Trustees. In compensation for the services provided by the Manager the Series will pay an annual management fee in an amount equal to 0.5% of the Series' average daily net assets up to $100 million and decreasing by
 .02% for each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million.

    The Manager and the Fund's Trustees are cooperating in an investigation being conducted by the Securities and Exchange Commission concerning an affiliated fund. The Commission's staff indicated an intention to recommend to the Commission the commencement of certain proceedings.

    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to Fundamental Service Corporation (FSC), an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. The amounts paid under the plan compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. Distribution fees for the year ended December 31, 1996 are set forth in the Statement of Operations.

    The Fund compensates Fundamental Shareholder Services, Inc., an affiliate of the Manager, for the services it provides under a Transfer Agent and Service Agreement. Transfer agent fees for the year ended December 31, 1996 are set forth in the Statement of Operations.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1996 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $4,629,652. Transactions in shares of beneficial interest, all at $1.00 per share were as follows:

                                                Year ended        Year ended
                                                December 31,      December 31,
                                                    1996              1995
                                               --------------    --------------
Shares sold .................................. $3,547,580,681    $3,142,235,917
Shares issued on reinvestment of dividends ...      1,042,865         1,075,300
Shares redeemed .............................. (3,555,253,329)   (3,141,064,218)
                                               --------------    --------------
Net (decrease) increase ...................... $   (6,629,783)   $    2,246,999
                                               ==============    ==============

5. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities for $500,000. Borrowings under this agreement bear interest linked to the bank's prime rate. Borrowings outstanding at December 31, 1996 amounted to $218,168.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1996
--------------------------------------------------------------------------------

6. Expense Offset Arrangement

    The Fund has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to approximately $78,000 for the year ended December 31, 1996.

7. Selected Financial Information

                                                                                Years Ended December 31,
                                                                      ---------------------------------------------
                                                                      1996      1995     1994      1993        1992
                                                                      ----      ----     ----      ----        -----
PER SHARE DATA AND RATIOS
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of Year .................................  $1.00     $1.00    $1.00      $1.00      $1.00
                                                                      ------    ------   ------     ------     ------

Income from investment operations:
Net investment income ..............................................   0.023     0.026    0.017     0.014      0.028
                                                                      ------    ------   ------     ------     ------

Less Distributions:
Dividends from net investment income ...............................  (0.023)   (0.026)  (0.017)   (0.014)    (0.028)
                                                                      ------    ------   ------     ------     ------
Net Asset Value, End of Period .....................................  $1.00     $1.00    $1.00     $1.00      $1.00
                                                                      ======    ======   ======     ======     ======
Total Return .......................................................   2.28%     2.60%    1.69%     1.62%      2.79%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000 omitted) ..............................   4,621    11,251    9,004     5,830     32,488
Ratios to Average Net Assets
  Expenses .........................................................   1.54%++   1.53%++   0.91%+    .95%+      .42%+
  Net investment income ............................................   2.04%     2.43%     1.55%     1.25%     2.76%

BANK LOANS
Amount outstanding at end of period
  (000 omitted) .................................................... $   218   $     -   $   451  $    290   $    20
Average amount of bank loans outstanding during the period
  (000 omitted) .................................................... $     -   $    41   $    53  $    111   $    69
Average number of shares outstanding during the period
  (000 omitted) ....................................................  56,876    44,432    56,267    25,786     7,980
Average amount of debt per share during the period ................. $     -   $  .001   $  .001   $  .004   $  .009

 +These ratios are after expense reimbursement of .44%, .67% and 1.66%, for each of the years ended December 31, 1994, 1993 and 1992, respectively.
++These ratios would have been 1.40% and 1.26% net of expense offsets of .14% and .18% for the years ended December 1996 and 1995 respectively.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Tax-Free Money Market Series of
Fundamental Fixed-lncome Fund

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Tax-Free Money Market Series of Fundamental Fixed-lncome Fund as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and selected financial information referred to above present fairly, in all material respects, the financial position of the Tax-Free Money Market Series of Fundamental Fixed-Income Fund as of December 31, 1996, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

                                                                       SIGNATURE

New York, New York
February 21, 1997

(right column)

                                  Annual Report
                                December 31, 1996
                                   (Unaudited)


                                  FUNDAMENTAL
                                FIXED-INCOME FUND

                                    Tax-Free
                               Money Market Series


                                  FUNDAMENTAL
                          Fundamental Family of Funds




(left column)

                          FUNDAMENTAL FIXED-INCOME FUND
                              90 Washington Street
                               New York, NY 10006
                                 1-800-322-6864


                              Independent Auditors
                             McGladrey & Pullen, LLP
                               New York, NY 10017


                                 Legal Counsel
                            Kramer, Levin, Naftalis,
                             Nessen, Kamin & Frankel
                                919 Third Avenue
                               New York, NY 10022


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Dear Fellow Shareholder:

The Net Asset Value of Fundamental's High Yield Muni Fund ended 1996 at $6.86 per share, with a 4.05% total return. This placed the Fund well within the top one-third of all high yield municipal funds as measured by Morningstar Inc.

1996 was a see-saw year for the bond market. Bond prices were at a peak and interest rates were at a low early in the year amidst high hopes for a balanced budget agreement between the Clinton Administration and Congress. Additionally, sluggish growth and low inflation caused the Federal Reserve to lower interest rates in January.

But as the election season got into full swing, a budget agreement became elusive, and economic activity gained momentum. Bond prices fell sharply and interest rates rose into early summer, but high yielding instruments fared better than Treasuries and other high quality instruments because risk premiums narrowed as economic activity strengthened. Those issues that are sensitive to improving economic conditions benefited and our holdings of such bonds helped cushion the blow from an uptick in the general level of interest rates.

By mid-summer it became evident that economic growth was moderating. And with inflation remaining subdued, the general tone of the bond market improved, further bolstering the Fund's performance. This lasted until December when the bond market again became jittery over a pick up in economic activity. So the year ended on a moderately sour note.

Nevertheless, heading into 1997 we expect continued moderate economic growth and low inflation. Once again hopes are high for a balanced budget agreement, and in this environment we would expect a steady policy by the Federal Reserve. By most measures equity values are high relative to fixed income security prices, so continued moderate growth and low inflation should favorably affect the overall bond market in 1997.

In the coming year our goal is to continue to search for special situations that will be favorably affected by noninflationary economic growth. We thank you for your continued support, and we are looking forward to continue serving you in the future.



Sincerely,

Dr. Vincent J. Malanga
President

(Chart Material)

                          Fundamental Fixed Income Fund
                        High Yield Municipal Bond Series

----------------------------------------------------------
          FFIF High Yield Municipal Bond Series
          Avg Annual Total Return Thru 12/31/96
----------------------------------------------------------
   1 Year       5 Year        Since Inception (10/1/87)
   4.05%        4.93%                  2.89%
----------------------------------------------------------

$25,000

$20,000

$15,000

$10,000

$5,000

Lehman Bros
Index $21,791

Consumer Price
Index $13,822

FFIF High Yield
Series $13,014

9/30/87

12/31/87

12/31/88

12/31/89

12/31/90

12/31/91

12/31/92

12/31/93

12/31/94

12/31/95

12/31/96

Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the Fund on 10/1/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes the value of the index on 9/30/87 is used as the beginning value on 10/1/87. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in lower grade municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to the Fund's performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

Lehman Index Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

(left column)

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
--------------------------------------------------------------------------------
ASSETS
  Investment in securities at value (Note 5)
    (cost $2,064,319) .....................................          $1,990,274
  Interest receivable .....................................              39,603
  Receivable for investment securities sold ...............             105,225
                                                                     ----------
               Total assets ...............................           2,135,102
                                                                     ----------

LIABILITIES
  Bank overdraft payable ..................................             227,851
  Dividend payable ........................................               9,101
  Accrued expenses ........................................              39,938
                                                                     ----------
               Total liabilities ..........................             276,890
                                                                     ----------

NET ASSETS consisting of:
  Accumulated net realized
    loss .....................................    $(176,605)
  Unrealized depreciation
    of securities ............................      (74,045)
  Paid-in-capital applicable to
    270,819 shares of
    beneficial interest
    (Note 4) .................................    2,108,862
                                                  ---------
                                                                     $1,858,212
                                                                     ==========
NET ASSET VALUE PER SHARE .................................          $    66.86
                                                                     ==========


(right columnn)

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest income ...............................                      $148,214
EXPENSES (Notes 2 and 3)
  Investment advisory fees ......................  $ 12,656
  Custodian and accounting fees .................    29,656
  Transfer agent fees ...........................     6,956
  Trustee fees ..................................       534
  Distribution fees .............................     7,910
  Professional fees .............................    36,000
  Postage and printing ..........................    12,474
  Registration fees .............................     1,643
  Other .........................................     4,483
                                                    112,312
  Less: Expenses waived or reimbursed
     by the manager and affiliates ..............   (72,768)
             Total expenses .....................                        39,544
             Net investment income ..............                       108,670
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain on investments ..............    22,294
  Change in unrealized depreciation of
    investments for the year ....................   (22,733)
             Net loss on investments ............                          (439)
NET INCREASE IN NET ASSETS FROM
  OPERATIONS ....................................                      $108,231

(center column)

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:                  1996            1995
OPERATIONS                                            ----------     ----------
  Net investment income ............................  $  108,670     $   61,591
  Net realized gain (loss) on investments ..........      22,294        (39,968)
  Unrealized (depreciation) appreciation of
    investments for the year .......................     (22,733)       253,452
                                                      ----------     ----------
        Net increase in net assets from operations .     108,231        275,075

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ............................    (108,670)       (61,591)
CAPITAL SHARE TRANSACTIONS (Note 4) ................     401,216        264,793
                                                      ----------     ----------
        Total increase .............................     400,777        478,277

NET ASSETS:
  Beginning of year ................................   1,457,435        979,158
                                                      ----------     ----------
  End of year ......................................  $1,858,212     $1,457,435
                                                      ==========     ==========



                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1996
-------------------------------------------------------------------------------

Principal
 Amount                                        Issue(degree)                                                    Value
 ------                                        -------------                                                    -----
$ 40,000     Allegheny County, PA, IDA, AFR, USAir Inc., 8.88%, 3/1/21 ....................................  $   42,044
  40,000     Brookhaven, NY, IDA, CFR, Dowling College, 6.75%, 3/1/23 .....................................      41,753
  95,000     California Health Facilities Authority, Valley Presbyterian Hospital Project, RB, Series A,
               9.00%, 5/1/12 ..............................................................................      96,383
  35,000     Cass County, MO, IDA, 7.38%, 10/1/22 .........................................................      36,935
 250,000     Colorado Health Facilities Authority, RHR, Liberty Heights Project, ETM, CAB, 7/15/24 ........      38,705
 100,000     Corona, CA, COP, Vista Hospital Systems Inc. 8.38%, 7/1/11 ...................................     102,451
 100,000     Dekalb County, GA, Housing Authority, Multi Family Housing, RB, Regency Woods
               Project, Junior Subordinate Lein, 10.00%, 1/1/26 ...........................................      97,515
  45,000     Escambia, FL, Housing Corporation, Wellington Arms Project, Series B, 9.00%, 9/1/16 ..........      39,519
  75,000     Florence County, SC, IDA, RB, Stone Container Corporation, 7.38%, 2/1/07 .....................      79,192
 500,000     Foothill / Eastern TCA, Toll Road Revenue, CAB, 1/1/26 .......................................      80,455
  75,000     Hildago County, TX, Health Services, Mission Hospital Inc Project, 6.88%, 8/15/26 ............      76,740
  50,000(dd)Illinois Development Financial Authority, Solid Waste Disposal, RB, Ford Heights Waste
              Tire Project, 7.88%, 4/1/11 .................................................................      19,163
  45,000     Illinois Health Facilities Authority, Midwest Physician Group Ltd Project, RB, 8.13%,
               11/15/19 ...................................................................................      47,203
  35,000     Indianapolis, IN, RB, Robin Run Village Project, 7.63%, 10/1/22 ..............................      37,949
  50,000     Joplin, MO, IDA, Hospital Facilities Revenue, Tri State Osteopathic, 8.25%, 12/15/14 .........      52,497
  50,000     Los Angeles, CA, Regional Airport, Continental Airlines, AMT, 9.25%, 8/1/24 ..................      55,527
 630,000     Marengo County, AL, Port Authority Facilities, RB, CAB, Series A, 3/1/19 .....................     134,467
  75,000     Maryland Economic Development Corporation, Nursing Facilities Mortgage RB,
               Ravenwood Healthcare, Series A, 8.38%, 8/1/26 ..............................................      73,624
  90,000     Montgomery County, TX, Health Facilities Development Corp., The Woodlands Medical
               Center, 8.85%, 8/15/14 .....................................................................      97,078
 100,000(d) Niagara Falls, NY, URA, Old Falls Street Improvement Project, 11.00%, 5/1/09 ..................      49,336
  50,000    Northeast, TX, Hospital Authority Revenue, Northeast Medical Center, 7.25%, 7/1/22 ............      52,533
  75,000    Perdido, FL, Housing Corporation, RB, Series B. 9.25%, 11/1/16 ................................      75,050
  30,000    Philadelphia, PA, HEHA, Graduate Health Systems Project, 7.25%, 7/1/18 ........................      30,925
  60,000    Port Chester, NY, IDA, Nadal Industries Inc Project, 7.00%, 2/1/16 ............................      59,558
  75,000    San Antonio, TX, HFC, Multi Family Housing, RB, Agape Metro Housing Project, Series A,
              8.63%, 12/1/26 ..............................................................................      74,910
  75,000    San Bernardino, CA, San Bernardino Community Hospital, RB, 7.88%, 12/1/19 .....................      76,331
 100,000    San Bernardino County, CA, COP, Series PA-38, MBIA Insured IFRN*, 9.66%, 7/1/16, Rule 144A
              Security (restricted as to resale except to qualified institutions) .........................      96,028
  40,000    San Joaquin Hills, CA, TCA, Toll Road Revenue, 7.00%, 1/1/30 ..................................      42,866
  60,000    San Jose, CA, Redevelopment Agency, Tax Allocation Bonds, IFRN*, MBIA insured,
              5.72%, 8/1/16, Rule 144A Security (restricted as to resale except to qualified institutions).      49,886
 150,000    Savannah, GA Economic Development Authority Revenue, ETM, CAB, 12/1/21 ........................      27,939


FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1996
-------------------------------------------------------------------------------

Principal
 Amount                                        Issue(degree)                                                    Value
 ------                                        -------------                                                    -----
$ 45,000     Schuylkill County, PA, IDA Resouce Recovery, Schuylkill Energy Res Inc. AMT, 6.50%,
               1/1/10 .....................................................................................  $   43,211
  15,000(D) Troy, NY, IDA, Hudson River Project, 11.00%, 12/1/14 ..........................................       6,150
  75,000(DD)Villages at Castle Rock, CO, Metropolitan District #4, 8.50%, 6/1/31 ..........................      30,811
  25,000    Wayne Ml, AFR, Northwest Airlines Inc. 6.75%, 12/1/15 .........................................      25,540
                                                                                                             ----------
            Total Investments (Cost $2,064,319**) .........................................................  $1,990,274
                                                                                                             ==========





   *Cost is approximately the same for income tax purposes.
  **Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1996.
 (d)The value of this non-income producing security has been estimated by persons designated by the Fund's Board of Trustees using methods the Trustees believe reflect fair value. See note 5 to the financial statements.
(dd)Non-income producing security.

Legend

(degree)Issue     AFR Airport Facilities Revenue
         AMT      Subject to Alternative Minimum Tax
         CAB      Capital Appreciation Bond
         COP      Certificate of Participation
         CFR      Civic Facility Revenue
         ETM      Escrowed to Maturity
         HEHA     Higher Education and Health Authority
         IDA      Industrial Development Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         RB       Revenue Bond
         TCA      Transportation Corridor Agency
         URA      Urban Renewal Agency



                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANVIAL STATEMENTS
December 31, 1996
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the U.S. Government Strategic Income Fund (the Series). Each series is considered a separate entity for financial reporting and tax purposes. The Series seeks to provide a high level of current income exempt from federal income tax through investment in a portfolio of lower quality municipal bonds, generally referred to as "junk bonds." These bonds are considered speculative because they involve greater price volatility and risk than higher rated bonds. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

Valuation of Securities: The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

Federal Income Taxes: It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

Distributions: The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Original issue discounts and premiums are amortized over the life of the respective securities. Premiums are amortized and charged against interest income and original issue discounts are accreted to interest income.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANVIAL STATEMENTS (continued)
December 31, 1996
--------------------------------------------------------------------------------

Accounting Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the High-Yield Municipal Bond Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Funds' Board of Trustees. In compensation for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.8% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.7% of net assets in excess of $500 million. The Manager voluntarily waived fees and reimbursed expenses of $64,859 for the year ended December 31, 1996.

    The Manager and the Fund's Trustees are cooperating in an investigation being conducted by the Securities and Exchange Commission concerning an affiliated fund. The Commission's staff indicated an intention to recommend to the Commission the commencement of certain proceedings.

    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to Fundamental Service Corporation (FSC), an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. FSC has waived all fees in the amount of $7,909 for the year ended December 31, 1996.

    The Fund compensates Fundamental Shareholder Services, Inc., an affiliate of the Manager, for the services it provides under a Transfer Agent and Service Agreement. Transfer agent fees are set forth in the Statement of Operations.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1996, there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $2,108,862. Transactions in shares of beneficial interest were as follows:

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANVIAL STATEMENTS (continued)
December 31, 1996
--------------------------------------------------------------------------------

                                     Year Ended                Year Ended
                                  December 31, 1996        December 31, 1995
                                  ------------------       ------------------
                                  Shares      Amount       Shares      Amount
                                  ------      ------       ------      ------
Shares sold ................... 1,912,593  $12,834,095     137,251    $921,557
Shares issued on reinvestment
  of dividends ................    11,925       80,347       8,305      54,195
Shares redeemed ...............(1,859,933) (12,513,226)   (104,760)   (710,959)
                                ---------  -----------     -------    --------
    Net increase ..............    64,585  $   401,216      40,796    $264,793
                                =========  ===========     =======    ========

5. Investment Transactions

    The Fund invests in variable rate securities commonly called "inverse floaters." The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

    The Fund invests in lower rated or unrated ("junk") securities which are more likely to react to developments affecting market risk and credit risk than would higher rated securities which react primarily to interest rate fluctuations. The Fund held securities in default with an aggregate value of $105,460 at December 31, 1996 (5.7% of net assets). As indicated in the Statement of Investments, the Troy, NY Industrial Revenue Bond, 11% due December 1, 2014 with a par value of $15,000 and a value of $6,150 at December 31, 1996 has been estimated in good faith under methods determined by the Board of Trustees.

    The Fund owns 1.7% of a Niagara Falls New York Urban Renewal Agency 11% Bond ("URA Bond") due to mature on May 1, 2009 which has missed interest and sinking fund payments. An affiliated investment company owns 98.3% of this bond issue. Subsequent to year-end the Fund was party to an agreement whereby certain related bonds owned by an affiliate are subject to repayment under a debt assumption agreement. The agreement allows the affiliate to allocate a portion of the debt services it receives to the URA Bond. In exchange the Fund forfeits certain rights it had as holder of the URA bond. There is uncertainty as to the timing and amounts of debt assumption payments. The value of this bond was $49,336. The bond is valued at 49.34% of face value at December 31, 1996 under methods determined by the Board of Trustees.

    During the year ended December 31, 1996, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,873,219 and $2,720,760, respectively.

    As of December 31, 1996 net unrealized depreciation of portfolio securities amounted to $74,045, composed of unrealized appreciation of $81,329 and unrealized depreciation of $155,374.

    The Fund has capital loss carryforwards to offset future capital gains as follows:

                                Amount    Expiration
                                ------    ----------
                               $33,500    12/31/1998
                                17,500    12/31/1999
                                33,100    12/31/2000
                                54,300    12/31/2002
                                40,000    12/31/2003
                               -------
                               $178,400
                               ========

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANVIAL STATEMENTS (continued)
December 31, 1996
--------------------------------------------------------------------------------

6. Selected Financial Information

                                                                          Years Ended December 31,
                                                               --------------------------------------------------
                                                               1996       1995        1994        1993       1992
                                                               ----       ----        ----        ----       ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the period)
Net asset value, beginning of period ......................    $7.07      $5.92       $7.27       $7.30      $7.29

Income from investment operations:
  Net investment income ...................................     0.47       0.34        0.43        0.39       0.43
  Net realized and unrealized gains (losses) on
    investments ...........................................    (0.21)      1.15       (1.35)      (0.03)      0.01
                                                               -----      -----       -----       -----      -----
  Total from investment operations ........................     0.26       1.49       (0.92)       0.36       0.44
                                                               -----      -----       -----       -----      -----
Less distributions:
Dividends from net investment income ......................    (0.47)     (0.34)      (0.43)      (0.39)     (0.43)
                                                               -----      -----       -----       -----      -----
Net asset value, end of period ............................    $6.86      $7.07       $5.92       $7.27      $7.30
                                                               =====      =====       =====       =====      =====
Total Return ..............................................    4.05%     25.70%      (12.92%)     5.11%      6.26%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ...................    1,858      1,457          979      1,087      1,050
Ratios to average net assets:
    Expenses ..............................................    2.49%*     2.50%*       2.50%*     2.50%*     2.87%*
    Net investment income .................................    6.85%*     5.15%*       6.70%*     5.40%*     5.89%*
Portfolio turnover rate ...................................  139.26%     43.51%       75.31%     84.89%     100.21%
BANK LOANS
Amount outstanding at end of period (000 omitted) .........    $ 228      $ 379       $  -        $ -        $   20
Average amount of bank loans outstanding  during the
   period (000 omitted) ...................................    $ -        $  61       $ -         $ -        $   57
Average number of shares  outstanding during the period
  (000 omitted) ...........................................      237        183          156        145         144
Average amount of debt per share during the period ........    $ -        $0.33       $ -         $ -        $ 0.40

*These ratios are after expense reimbursements of 4.59%, 6.22%, 6.20%, 5.76% and 4.83%, for each of the years ended December 31, 1996, 1995, 1994, 1993 and 1992, respectively.


FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
High-Yield Municipal Bond Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1996, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1996, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



New York, New York
February 21, 1997

(left column)


                          FUNDAMENTAL FIXED-INCOME FUND
                              90 Washington Street
                            New York, New York 10006
                                 1-800-322-6864

                              Independent Auditors
                             McGladrey & Pullen, LLP
                            New York, New York 10017


                                  Legal Counsel
                            Kramer, Levin, Naftalis,
                             Nessen, Kamin & Frankel
                                919 Third Avenue
                            New York, New York 10022



This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


(right column)
                                                         Annual Report
                                                       December 31, 1996






                                                           FUNDAMENTAL
                                                        FIXED-INCOME FUND

                                                           High-Yield
                                                     Municipal Bond Series


                                            (LOGO)  FUNDAMENTAL
                                                    Fundamental Family of Funds